                                                          Exhibit 99.1

                            NORDSTROM, INC.

                           1617 SIXTH AVENUE

                       SEATTLE, WASHINGTON  98101

                    CERTIFICATION OF CHIEF EXECUTIVE
              OFFICER REGARDING PERIODIC REPORT CONTAINING
                          FINANCIAL STATEMENTS

I, Blake W. Nordstrom, the President of Nordstrom, Inc. (the "Company") in compliance with 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, hereby certify that the Company's Quarterly Report on Form 10-Q for the period ended October 31, 2002 (the "Report") filed with the Securities and Exchange
Commission:

     - fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

     - the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                                /s/ Blake W. Nordstrom
                                                ----------------------
                                                Blake W. Nordstrom
                                                President
                                                December 6, 2002